UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-572

American Mutual Fund, Inc.
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Eric A.S. Richards, Esq.
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

American Mutual Fund

[photo of wildflowers on a California hillside]

Annual report for the year ended October 31, 2005

American Mutual Fund® strives for the balanced accomplishment of three objectives — current income, growth of capital and conservation of principal — through investments in companies that participate in the growth of the American economy.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.
Contents

Letter to shareholders	1
The value of a long-term perspective	3
Why dividends are important	6
Summary investment portfolio	12
Financial statements	15
Fund Directors and officers	30
The American Funds family	back cover

About the cover: American Mutual Fund has traditionally featured scenes of natural beauty in the United States. This photograph shows wildflowers on a California hillside.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2005 (the most recent calendar quarter):

	1 year	5 years	10 years
Class A shares
Reflecting 5.75% maximum sales charge	+3.72%	+5.82%	+9.26%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

The fund’s 30-day yield for Class A shares as of November 30, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 2.12%, which reflects a fee waiver (2.10% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 1.65%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Other share class results and important information can be found on page 27.

[photo of wildflowers on a California hillside]

[Begin Sidebar]
Dividends paid in calendar 2005

For tax purposes, here are the income dividends Class A shareholders received in calendar 2005.

Income dividends per share:
$0.12 paid 3/21/05
$0.12 paid 6/20/05
$0.13 paid 9/26/05
$0.13 to be paid 12/22/05

A Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2005, will be mailed to you with your American Funds Tax Guide in late January 2006.
[End Sidebar]

Fellow shareholders:

Despite a series of negative developments, the stock market recorded a positive return for American Mutual Fund’s 2005 fiscal year. For the 12 months ended October 31, AMF posted a total return of 7.8%. This return trailed the 8.7% total return of the unmanaged Standard & Poor’s 500 Composite Index, which doesn’t reflect any expenses. AMF’s return assumes reinvestment of all income dividends and the capital gain distribution. During the year, AMF paid regular income dividends totaling 48 cents a share, an increase of 4.3% over fiscal 2004’s payout.

Economic review

The impact of rising interest rates and energy prices and the late summer Gulf Coast hurricanes conspired to slow down economic growth somewhat in fiscal 2005, but the negative developments seemed to have had less impact on gross domestic product statistics than one might have expected. Gross domestic product grew at an annual rate of 4.3% in the third quarter, compared with 3.3% in the second quarter and 3.8% in the first quarter. Corporate profits continued strong. In the third quarter, operating earnings for companies in the S&P 500 were 12% higher than in the same period a year earlier, the 14th consecutive quarter of double-digit year-over-year growth. Many companies gained pricing power while holding down labor costs.

[photo of wildflowers on a California hillside]

The Federal Reserve Board raised the federal funds rate to 4.0% on November 1. It was the Fed’s 12th consecutive increase from its extremely low level of 1.0% in June 2004. The Fed warned that higher costs, especially for energy, might yet pass through into consumer prices, but said that it is satisfied that long-term inflation expectations remain “contained.” Core inflation, which doesn’t include energy and food prices, has continued to remain relatively low.

Portfolio review

American Mutual Fund focuses on the balanced pursuit of three objectives: current income, growth of capital and conservation of principal. It seeks to achieve this by investing in established, well managed companies that have a history of growing revenues and profits. The fund only invests in companies that pay dividends to shareholders. Our feature article beginning on page 6 explains why dividends are important to AMF shareholders.

Our largest industry holdings are concentrated in sectors such as energy, financials, industrials, consumer discretionary and health care. Energy, utilities and information technology were main contributors to the fund’s results during the past 12 months. Sectors that detracted from results included materials and consumer discretionary.

Among our largest holdings, Marathon Oil (+57.9%), Hewlett Packard (+50.3%) and Norfolk Southern (+18.4%) produced excellent results. Results for three of our other large holdings — Fannie Mae (-32.3%), IBM (-8.8%) and General Electric (-0.6%) — were disappointing.

The fund remains conservatively postured with common stocks accounting for 82% of the portfolio at fiscal year-end. We hold the remainder of the portfolio mainly in short-term fixed-income securities.

Over the past 12 months, the number of shareholder accounts has increased to more than 840,000 from 704,000 a year ago. We welcome our new shareholders and thank our long-term investors for their faith in American Mutual Fund.

Cordially,

/s/ James K. Dunton
James K. Dunton
Vice Chairman of the Board

/s/ J. Dale Harvey
J. Dale Harvey
President

December 7, 2005

[Begin Sidebar]
H. Frederick Christie, an independent Director of the fund since 1972, has been elected non-executive chairman of the Board. James K. Dunton, the previous chairman, has been elected vice chairman and will remain principal executive officer. As independent Board chair, Mr. Christie will chair Board meetings, including executive sessions of the independent Directors, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund’s investment adviser, and any of its affiliates.

J. Dale Harvey, portfolio counselor for the fund, was elected president. He succeeds Robert G. O’Donnell, who has been a director of the fund since 1987. We thank Bob for his many years of service to the fund. He continues to be involved as a portfolio counselor and officer for other American Funds and as a senior vice president and director of Capital Research and Management Company.
[End Sidebar]

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Results of a $10,000 investment in American Mutual Fund

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.2

For more than 55 years, American Mutual Fund has been providing investors with an opportunity to achieve their financial goals. A meaningful way to compare the fund’s results with the return on other investments is through its total return.

Total return is a combination of income return and capital results. This chart illustrates an assumed $10,000 investment in American Mutual Fund from February 21, 1950 — when the fund began operations — through October 31, 2005. The table beneath the chart shows the fund’s total return in each of the 55 fiscal years, broken down into its income and capital components.

As you can see, during this period a $10,000 investment in the fund, with all dividends reinvested, would have grown to $6,279,702.3

You can use this table to estimate how the value of your own holding has grown over the years. Let’s say, for example, that you have been reinvesting all your dividends and want to know how your investment has done since the end of 1995. At the time, the table indicates the value of the investment illustrated here was about $2.5 million. Since then, it has more than doubled to nearly $6.3 million. Thus, in the same period, the value of your 1995 investment — regardless of its size — also has more than doubled.

[Begin Sidebar]
Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2005)*

	1 year	5 years	10 years
Class A shares	+1.60%	+4.99%	+9.12%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.
[End Sidebar]

[begin mountain chart]

Date	American Mutual Fund with dividends reinvested (3)	American Mutual Fund with dividends excluded (5)

02/21/50	9,426	9,426
07/13/50	9,004	8,918
10/07/50	10,274	10,075
10/31/50	10,018	9,708
10/31/51	12,234	11,334
07/16/52	13,421	12,181
10/31/52	13,164	11,710
03/19/53	14,577	12,882
09/14/53	13,004	11,256
10/31/53	14,076	12,009
10/31/54	19,261	15,876
09/23/55	26,727	21,627
10/31/55	25,050	20,087
08/02/56	31,861	25,028
10/31/56	29,652	23,142
12/31/56	30,831	24,062
10/22/57	26,773	20,267
10/31/57	28,050	21,241
01/02/58	27,933	20,944
09/30/58	34,818	25,718
10/31/58	36,140	26,511
08/03/59	43,480	31,294
10/31/59	41,489	29,668
12/31/59	43,319	30,977
09/28/60	40,277	27,959
10/31/60	40,865	28,371
10/31/61	54,348	36,806
12/12/61	57,113	38,678
06/25/62	42,687	28,545
10/31/62	46,572	30,677
10/31/63	61,289	39,309
10/31/64	71,355	44,625
06/28/65	70,430	43,509
10/31/65	79,919	48,769
12/17/65	82,334	50,242
10/07/66	71,747	42,538
10/31/66	77,646	46,067
01/04/67	79,886	47,052
09/25/67	98,623	57,321
10/31/67	92,836	53,558
03/25/68	89,187	51,057
10/31/68	109,586	61,257
11/29/68	115,011	64,289
10/09/69	98,399	53,023
10/31/69	103,216	55,651
05/26/70	78,408	41,363
10/31/70	93,358	48,100
04/29/71	120,955	61,139
10/31/71	112,886	55,961
11/23/71	106,468	52,779
08/23/72	128,118	61,708
10/31/72	125,226	59,737
12/11/72	136,043	64,897
08/22/73	112,151	51,865
10/31/73	124,800	57,130
03/14/74	126,331	57,130
10/03/74	91,007	38,810
10/31/74	105,122	44,985
12/06/74	96,877	41,457
07/15/75	138,200	56,926
10/31/75	132,196	53,330
12/05/75	130,346	52,584
09/21/76	174,044	67,986
10/31/76	167,379	64,276
12/31/76	182,661	70,144
10/31/77	176,434	64,554
01/26/78	175,846	63,480
09/12/78	229,322	80,818
10/31/78	198,947	69,119
10/05/79	257,885	86,418
10/31/79	232,805	76,959
10/15/80	315,866	100,651
10/31/80	303,585	95,432
06/23/81	350,366	107,612
09/25/81	317,838	96,442
10/31/81	334,117	99,943
08/10/82	334,437	93,802
10/22/82	434,703	120,458
10/31/82	426,438	118,168
01/03/83	444,289	120,550
10/10/83	562,833	149,553
10/31/83	544,917	143,286
11/29/83	564,778	148,509
07/24/84	507,745	128,657
10/31/84	577,161	144,417
01/04/85	583,499	144,219
07/17/85	704,992	170,303
10/31/85	701,836	167,598
09/04/86	936,477	216,971
10/31/86	913,072	209,413
08/25/87	1,136,870	253,230
10/19/87	886,283	195,646
10/31/87	960,889	212,116
12/04/87	893,638	197,270
06/22/88	1,071,388	229,884
10/31/88	1,081,202	227,085
01/03/89	1,071,656	220,598
10/31/89	1,299,788	259,386
12/13/89	1,346,639	268,736
10/31/90	1,239,346	235,204
01/09/91	1,280,467	238,543
08/28/91	1,533,066	279,429
10/31/91	1,544,414	278,500
12/10/91	1,500,849	267,729
08/03/92	1,715,846	299,703
10/31/92	1,690,017	292,156
12/04/92	1,720,976	294,489
10/15/93	2,018,685	335,881
10/31/93	2,004,864	333,581
11/01/93	2,003,137	333,294
04/04/94	1,902,057	313,572
10/31/94	2,039,874	326,417
12/08/94	1,968,379	311,824
10/19/95	2,505,170	386,113
10/31/95	2,473,446	381,224
01/10/96	2,579,741	394,322
10/21/96	2,965,119	442,248
10/31/96	2,940,742	438,613
12/16/96	2,977,645	440,717
10/07/97	3,809,732	552,257
10/31/97	3,652,205	529,422
01/09/98	3,718,525	535,657
04/17/98	4,289,166	613,976
10/31/98	4,205,471	594,159
11/23/98	4,395,647	621,027
12/14/98	4,240,060	595,287
10/31/99	4,584,199	631,823
11/16/99	4,643,616	640,013
03/07/00	3,918,147	536,579
10/31/00	4,639,429	620,069
05/21/01	5,217,427	686,711
09/21/01	4,560,805	591,103
10/31/01	4,811,535	623,599
03/19/02	5,400,265	694,828
10/09/02	3,957,009	500,364
10/31/02	4,406,372	557,186
03/11/03	4,149,192	521,398
10/31/03	5,257,312	648,807
11/18/03	5,200,587	641,807
10/06/04	5,895,199	713,980
10/31/04	5,825,570	705,547
11/02/04	5,823,249	705,266
08/03/05	6,444,871	770,270
10/31/05	6,279,702	746,895

Difference between American Mutual Fund with dividends reinvested and American Mutual Fund with dividends excludes equals value added by reinvestment of dividends.

Date	Standard & Poor's 500 Composite Index with dividends reinvested (4)
02/21/50	10,000
3/9/1950	9,980
10/24/1950	12,242
10/31/1950	12,023
12/4/1950	11,810
10/15/1951	15,620
10/31/1951	15,125
11/24/1951	14,703
8/8/1952	17,629
10/31/1952	17,157
1/5/1953	18,855
9/14/1953	16,653
10/31/1953	18,185
11/17/1953	17,970
10/6/1954	25,456
10/31/1954	24,752
11/1/1954	24,838
9/23/1955	36,907
10/31/1955	34,492
11/1/1955	34,443
8/2/1956	41,741
10/31/1956	38,605
7/15/1957	42,684
10/22/1957	34,205
10/31/1957	36,167
12/18/1957	34,818
10/13/1958	47,125
10/31/1958	47,009
11/25/1958	46,725
8/3/1959	56,925
10/31/1959	54,385
1/5/1960	57,427
10/25/1960	51,038
10/31/1960	52,268
11/1/1960	52,806
10/31/1961	69,287
12/12/1961	73,541
6/26/1962	53,780
10/31/1962	59,004
11/1/1962	59,630
10/28/1963	80,093
10/31/1963	79,835
11/22/1963	75,088
10/12/1964	94,552
10/31/1964	94,408
6/28/1965	92,427
10/27/1965	105,817
10/31/1965	106,023
2/9/1966	108,804
10/7/1966	86,547
10/31/1966	95,134
11/22/1966	94,505
9/25/1967	118,979
10/31/1967	115,082
3/5/1968	108,692
10/21/1968	132,432
10/31/1968	130,788
11/29/1968	137,411
7/29/1969	115,515
10/31/1969	126,935
11/10/1969	128,357
5/26/1970	92,108
10/31/1970	112,877
11/18/1970	112,254
4/28/1971	143,982
10/31/1971	131,895
11/23/1971	126,198
8/14/1972	161,027
10/31/1972	160,791
1/11/1973	174,099
8/22/1973	148,093
10/31/1973	160,825
11/1/1973	159,934
10/3/1974	96,094
10/31/1974	114,517
12/6/1974	101,201
7/15/1975	152,757
10/31/1975	144,279
12/5/1975	141,160
9/21/1976	180,440
10/31/1976	173,368
12/31/1976	182,351
10/25/1977	159,782
10/31/1977	162,890
3/6/1978	156,091
9/12/1978	197,202
10/31/1978	173,229
11/14/1978	172,001
10/5/1979	217,506
10/31/1979	200,011
3/27/1980	196,407
10/15/1980	275,888
10/31/1980	264,126
11/28/1980	292,265
9/25/1981	243,451
10/31/1981	265,623
8/12/1982	233,339
10/20/1982	320,276
10/31/1982	308,890
11/23/1982	307,088
10/10/1983	415,677
10/31/1983	395,213
1/6/1984	412,027
7/24/1984	368,402
10/31/1984	420,380
12/13/1984	411,175
7/17/1985	509,869
10/31/1985	501,639
11/4/1985	505,418
9/4/1986	691,048
10/31/1986	668,098
8/25/1987	943,691
10/19/1987	632,928
10/31/1987	710,847
12/4/1987	634,197
10/21/1988	827,986
10/31/1988	815,773
11/16/1988	771,471
10/9/1989	1,087,429
10/31/1989	1,030,770
7/16/1990	1,143,973
10/11/1990	924,581
10/31/1990	953,671
11/7/1990	959,977
8/28/1991	1,275,819
10/31/1991	1,272,350
11/29/1991	1,221,224
9/14/1992	1,415,354
10/31/1992	1,398,929
11/4/1992	1,393,683
10/15/1993	1,611,215
10/31/1993	1,607,499
2/2/1994	1,667,508
4/4/1994	1,526,617
10/31/1994	1,669,519
12/8/1994	1,579,580
10/19/1995	2,140,536
10/31/1995	2,110,427
11/1/1995	2,120,298
10/18/1996	2,635,548
10/31/1996	2,618,637
11/1/1996	2,613,067
10/7/1997	3,713,963
10/31/1997	3,459,189
11/12/1997	3,426,436
7/17/1998	4,535,102
10/31/1998	4,219,865
11/3/1998	4,266,609
7/16/1999	5,497,678
10/31/1999	5,302,788
3/24/2000	5,967,503
10/12/2000	5,229,586
10/31/2000	5,625,358
11/6/2000	5,636,338
9/21/2001	3,842,757
10/31/2001	4,225,243
1/4/2002	4,686,796
10/9/2002	3,141,633
10/31/2002	3,587,381
03/11/03	3,264,697
10/31/03	4,333,074
11/20/2003	4,262,720
2/11/2004	4,794,947
10/31/2004	4,740,913
11/1/2004	4,742,213
8/3/2005	5,293,460
10/31/2005	5,154,100

Date	Consumer Price Index (6)

2/28/50	10,000
10/31/50	10,468
11/1/50	10,511
10/31/51	11,149
2/28/52	11,191
8/31/52	11,362
10/31/52	11,362
2/28/53	11,277
10/31/53	11,489
1/31/54	11,447
4/30/54	11,404
10/31/54	11,404
12/1/54	11,362
9/30/55	11,447
10/31/55	11,447
12/1/55	11,404
10/31/56	11,702
11/1/56	11,702
7/31/57	12,043
10/31/57	12,043
11/1/57	12,085
7/31/58	12,340
10/31/58	12,298
12/1/58	12,298
10/31/59	12,511
1/31/60	12,468
10/31/60	12,681
11/1/60	12,681
7/31/61	12,766
10/31/61	12,766
11/1/61	12,766
9/30/62	12,936
10/31/62	12,936
11/1/62	12,936
10/31/63	13,106
11/1/63	13,106
7/31/64	13,234
10/31/64	13,234
11/1/64	13,277
10/31/65	13,489
11/1/65	13,489
10/31/66	14,000
11/1/66	14,000
10/31/67	14,340
11/1/67	14,383
10/31/68	15,021
11/1/68	15,064
10/31/69	15,872
11/1/69	15,957
10/31/70	16,766
11/1/70	16,851
10/31/71	17,404
11/1/71	17,404
10/31/72	18,000
11/1/72	18,043
10/31/73	19,404
11/1/73	19,532
10/31/74	21,745
11/1/74	21,915
10/31/75	23,362
11/1/75	23,532
10/31/76	24,638
11/1/76	24,681
10/31/77	26,213
11/1/77	26,340
10/31/78	28,553
11/1/78	28,681
10/31/79	32,000
11/1/79	32,298
10/31/80	36,085
11/1/80	36,383
10/31/81	39,745
11/1/81	39,872
10/31/82	41,787
12/1/82	41,532
10/31/83	42,979
11/1/83	43,064
10/31/84	44,809
11/1/84	44,809
10/31/85	46,255
1/4/86	46,213
10/31/86	46,936
11/1/86	46,979
10/31/87	49,064
11/1/87	49,106
10/31/88	51,149
11/1/88	51,191
10/31/89	53,447
11/1/89	53,574
10/31/90	56,809
11/1/90	56,936
10/31/91	58,468
11/1/91	58,638
10/31/92	60,340
12/1/92	60,383
10/31/93	62,000
11/1/93	62,043
10/31/94	63,617
11/1/94	63,702
10/31/95	65,404
12/1/95	65,319
10/31/96	67,362
11/1/96	67,489
10/31/97	68,766
12/1/97	68,638
10/31/98	69,787
12/1/98	69,745
10/31/99	71,574
11/1/99	71,617
10/31/00	74,043
12/1/00	74,043
9/1/01	75,872
10/31/01	75,617
12/1/01	75,192
10/31/02	77,149
12/1/02	76,979
9/1/03	78,809
10/31/03	78,723
12/16/03	78,426
10/31/04	81,234
12/16/04	80,979
10/31/05	84,766

[end mountain chart]

Year Ended October 31	1950 (7)	1951	1952	1953	1954	1955	1956	1957
Year-by-year summary of results (dollars in thousands)
Dividends reinvested (8)	0.3	0.5	0.5	0.6	0.6	0.7	0.8	0.9
Value of investment at year-end	10.0	12.2	13.2	14.1	19.3	25.1	29.7	28.1
Dividends excluded (9)	0.3	0.5	0.5	0.5	0.5	0.5	0.6	0.7
Value of investment at year-end	9.7	11.3	11.7	12.0	15.9	20.1	23.1	21.2
Annual percentage returns assuming reinvestment of dividends
Income Return	3.1	5.3	4.3	4.4	4.4	3.5	3.2	3.1
Capital Return	-2.9	16.8	3.3	2.5	32.4	26.6	15.2	-8.5
AMF Total Return	0.2	22.1	7.6	6.9	36.8	30.1	18.4	-5.4

Year Ended October 31	1958	1959	1960	1961	1962	1963	1964	1965
Year-by-year summary of results (dollars in thousands)
Dividends reinvested (8)	1.0	1.0	1.2	1.3	1.4	1.5	1.7	1.8
Value of investment at year-end	36.1	41.5	40.9	54.3	46.6	61.3	71.4	79.9
Dividends excluded (9)	0.8	0.8	0.9	0.9	0.9	1.0	1.1	1.1
Value of investment at year-end	26.5	29.7	28.4	36.8	30.7	39.3	44.6	48.8
Annual percentage returns assuming reinvestment of dividends
Income Return	3.6	2.9	2.9	3.1	2.5	3.3	2.8	2.6
Capital Return	25.2	11.9	-4.4	29.9	-16.8	28.3	13.6	9.4
AMF Total Return	28.8	14.8	-1.5	33.0	-14.3	31.6	16.4	12.0

Year Ended October 31	1966	1967	1968	1969	1970	1971	1972	1973
Year-by-year summary of results (dollars in thousands)
Dividends reinvested (8)	2.3	2.6	3.2	3.8	4.2	4.4	4.7	5.1
Value of investment at year-end	77.6	92.8	109.6	103.2	93.4	112.9	125.2	124.8
Dividends excluded (9)	1.4	1.5	1.8	2.1	2.2	2.2	2.3	2.4
Value of investment at year-end	46.1	53.6	61.3	55.7	48.1	56.0	59.7	57.1
Annual percentage returns assuming reinvestment of dividends
Income Return	2.8	3.3	3.4	3.4	4.0	4.7	4.2	4.0
Capital Return	-5.6	16.3	14.6	-9.2	-13.6	16.2	6.7	-4.3
AMF Total Return	-2.8	19.6	18.0	-5.8	-9.6	20.9	10.9	-0.3

Year Ended October 31	1974	1975	1976	1977	1978	1979	1980	1981
Year-by-year summary of results (dollars in thousands)
Dividends reinvested (8)	7.3	7.3	7.9	8.6	10.0	11.3	13.9	16.4
Value of investment at year-end	105.1	132.2	167.4	176.4	198.9	232.8	303.6	334.1
Dividends excluded (9)	3.3	3.1	3.1	3.2	3.6	3.9	4.5	5.0
Value of investment at year-end	45.0	53.3	64.3	64.6	69.1	77.0	95.4	99.9
Annual percentage returns assuming reinvestment of dividends
Income Return	5.8	6.9	6.0	5.1	5.7	5.7	6.0	5.4
Capital Return	-21.6	18.9	20.6	0.3	7.1	11.3	24.4	4.7
AMF Total Return	-15.8	25.8	26.6	5.4	12.8	17.0	30.4	10.1

Year Ended October 31	1982	1983	1984	1985	1986	1987	1988	1989
Year-by-year summary of results (dollars in thousands)
Dividends reinvested (8)	26.8	26.2	26.6	30.1	34.1	39.3	50.0	59.9
Value of investment at year-end	426.4	544.9	577.2	701.8	913.1	960.9	1,081.2	1,299.8
Dividends excluded (9)	7.8	7.1	6.9	7.4	8.0	8.9	10.8	12.3
Value of investment at year-end	118.2	143.3	144.4	167.6	209.4	212.1	227.1	259.4
Annual percentage returns assuming reinvestment of dividends
Income Return	8.0	6.2	4.9	5.2	4.9	4.3	5.2	5.5
Capital Return	19.6	21.6	1.0	16.4	25.2	0.9	7.3	14.7
AMF Total Return	27.6	27.8	5.9	21.6	30.1	5.2	12.5	20.2

Year Ended October 31	1990	1991	1992	1993	1994	1995	1996	1997
Year-by-year summary of results (dollars in thousands)
Dividends reinvested (8)	66.1	71.8	67.5	70.9	76.5	83.2	90.2	95.0
Value of investment at year-end	1,239.3	1,544.4	1,690.0	2,004.9	2,039.9	2,473.4	2,940.7	3,652.2
Dividends excluded (9)	13.0	13.4	12.0	12.1	12.5	13.1	13.7	14.0
Value of investment at year-end	235.2	278.5	292.2	333.6	326.4	381.2	438.6	529.4
Annual percentage returns assuming reinvestment of dividends
Income Return	5.1	5.8	4.4	4.2	3.8	4.1	3.6	3.2
Capital Return	-9.8	18.8	5.0	14.4	-2.1	17.2	15.3	21.0
AMF Total Return	-4.7	24.6	9.4	18.6	1.7	21.3	18.9	24.2

Year Ended October 31	1998	1999	2000	2001	2002	2003	2004	2005
Year-by-year summary of results (dollars in thousands)
Dividends reinvested (8)	104.1	110.5	132.2	145.4	121.4	115.8	105.4	112.3
Value of investment at year-end	4,205.5	4,584.2	4,639.4	4,811.5	4,406.4	5,257.3	5,825.6	6,279.7
Dividends excluded (9)	14.9	15.5	18.0	19.2	15.6	14.5	12.9	13.5
Value of investment at year-end	594.2	631.8	620.1	623.6	557.2	648.8	705.5	746.9
Annual percentage returns assuming reinvestment of dividends
Income Return	2.9	2.6	2.9	3.1	2.5	2.6	2.0	1.9
Capital Return	12.2	6.4	-1.7	0.6	-10.9	16.7	8.8	5.9
AMF Total Return	15.1	9.0	1.2	3.7	-8.4	19.3	10.8	7.8

Average annual total return for AMF’s lifetime

Income Return      4.1%
Capital Returns     8.2%
AMF Total Return    12.3%

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]
As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]
Includes reinvested capital gain distributions totaling $2,985,985 in the years 1950-2005 and reinvested dividends. The total “cost” of this investment was $1,999,851 ($10,000 plus $1,989,851 in reinvested dividends).

[4]	The S&P 500 is unmanaged, does not reflect sales charges, commissions or expenses and cannot be invested in directly.
[5]	Includes reinvested capital gain distributions taken in shares totaling $500,027 but does not reflect income dividends taken in cash.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics. It would take $84,766 to buy today what $10,000 bought when the fund began.
[7]	For the period February 21, 1950 (when the fund began operations), through October 31, 1950.
[8]	Includes special dividends of $1,691 in 1974, $989 in 1975, $7,524 in 1982, $3,967 in 1983, $6,064 in 1988, $9,850 in 1989, $9,497 in 1990 and $8,996 in 1991.
[9]	Includes special dividends of $746 in 1974, $407 in 1975, $2,251 in 1982, $1,099 in 1983, $1,339 in 1988, $2,069 in 1989, $1,895 in 1990 and $1,707 in 1991.

[photo - purple wild flower]

Why dividends are important for AMF shareholders

[photo - girl holding bouquet of flowers skipping down a dirt road]

Lately, more investors and companies are recognizing the value of dividends. In the past two-and-a-half years, a growing number of companies have either increased their dividends or initiated dividends. Contrast that with the 1990s, when many companies refrained from paying dividends in a roaring bull market and average stock market yields plunged to new lows. With these developments in mind, it seems a propitious time to take a closer look at the importance of dividends to American Mutual Fund (AMF) shareholders.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

For more than 55 years, American Mutual Fund has focused on the balanced pursuit of current income, growth of capital and conservation of principal. Dividends are an important part of meeting this objective. Choosing dividend-paying companies has given AMF many long-term benefits.

•	When the stock market was declining, dividend payments cushioned the blow for AMF investors, reducing the volatility of the portfolio.
•	Dividends have been an important component of investors’ total return because they can be reinvested while a stock’s unrealized appreciation cannot.
•	The payment of regular and/or growing dividends is also the clearest signal an investor can receive on the financial health of a company and the discipline of its management.

AMF’s income return

For decades, AMF has earned a higher income return than the unmanaged Standard & Poor’s 500 Composite Index. Measured from its inception on February 21, 1950, AMF has provided a yearly income return averaging 4.1% after expenses compared with 3.9% for the S&P 500 through October 31, 2005. As the chart on page 9 shows, in some years the difference was even greater.

In the fiscal year just ended, AMF had increased the dividend twice. In March, it was increased from 11 cents to 12 cents and in September, from 12 cents to 13 cents. Increases in dividend income (with dividends taken in cash and capital gains reinvested, but excluding special dividends) have occurred in 50 of the 54 fiscal years during AMF’s lifetime. AMF offers investors an opportunity to receive regular income while at the same time experiencing the possibility of gains in the underlying stocks.

A brief history of dividends in the stock market

“Even though the popularity of dividends has fallen in and out of fashion depending on market conditions, dividend income has always been an important part of the total return of the stock market over the long term,” says Jim Dunton, vice chairman of AMF. From the 1920s through the early 1980s, many people invested in stocks because of dividends. For the past 70 years, for example, reinvested dividends accounted for about 38% of the average annual total return of the stock market.

[Begin Sidebar]
Above-average returns with less volatility

American Mutual Fund has met its objectives. If we look back 10 years, as shown at right, the fund has provided slightly higher returns than the S&P 500 and the Lipper Growth & Income Funds Index, two of the three benchmarks the fund uses to measure its results. It accomplished this while showing lower volatility than the three benchmarks. It is worth remembering, however, that figures shown are past results and are not predictive of results in future periods. Future results may be lower or higher than those shown.

For the 10-year period ended October 31, 2005

[begin scatter graph]
	Average annual total return	Volatility

AMF	9.76%	11.19
Lipper Growth & Income Funds Index	8.65%	13.51
Lipper Multi-Cap Value Funds Index	10.07%	14.46
S&P 500	9.34%	15.58

[end scatter graph]

Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. Standard & Poor’s 500 Composite Index is an unmanaged index of 500 large-company stocks selected to represent the stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted index of the 30 largest mutual funds following a value approach to investing in companies of various sizes. The Lipper Growth & Income Funds Index is an equally weighted index of the 30 largest mutual funds that combine a growth of earnings orientation and an income requirement for dividends.

Sources: Stocks — Standard & Poor’s Corporation, Lipper.
[End Sidebar]

Dividend popularity faded during the 1980s and 1990s in the explosive bull market of those two decades, which favored rapidly growing technology companies, most of which paid no dividends. “The stock market’s total return averaged nearly 18% annually for those two decades,” Jim says. “In that kind of environment, almost any kind of dividend yield was of secondary importance to rising stock prices.” The strategy worked until 2000, when stocks suffered a sharp two-and-a-half year decline.

“After suffering large losses, many investors rediscovered the prudence of investing in solid companies that paid dividends,” says portfolio counselor Dale Harvey, recently elected president of AMF. Microsoft began paying dividends in 2003 and paid a huge one-time dividend of $32 billion in December 2004, the largest dividend payout in Wall Street history. “Microsoft’s decision changed the dividend discussion in board rooms in corporate America,” Dale says. A number of other well-known technology companies, including Applied Materials and QUALCOMM, also began paying dividends. But this trend extends beyond technology to companies in many other industries.

Favorable legislation helped

The Jobs & Growth Tax Relief Reconciliation Act of 2003 gave dividends added appeal by lowering the federal tax rate for qualified stock dividends to 15% from a then prevailing federal maximum tax of 38.6%. As a result, instead of keeping less than two-thirds of dividend income, investors in the highest federal tax bracket now retain 85% of their qualified dividends. For 2005, 100% of AMF’s dividends to shareholders were expected to be classified as qualified dividends for the 15% tax rate. In addition, equalizing the tax rates on dividends and capital gains removed the tax incentive for company managements to favor share repurchases over dividend payments.

Bringing stability to an investment portfolio

“The long-term growth in dividends is the best indicator of the long-term growth rate of a company,” says Joyce Gordon, who recently joined American Mutual Fund as a portfolio counselor. Joyce has 26 years of experience as an investment professional with Capital Research and Management Company, the investment adviser for the American Funds. “While earnings are subject to revisions and accounting changes, dividends are cash. The boards of directors at companies plan the dividend policy very carefully. They want to make sure that the dividend level can be supported. The dividend is what we can count on from our investments. Stock prices will fluctuate according to perceptions in the marketplace. Dividends provide a cushion to investors.”

[photo - hillside with wild flowers]

An important indicator of a company’s health

When a company consistently has enough cash left over to pass on to investors as dividends, it is a likely indicator of healthy cash flows and good management. In 2004, a study of the 500 companies in the S&P 500 found that stock prices of companies that paid dividends gained an average of 18%, outpacing the non-dividend-paying companies, whose stock prices rose only 14%. A recent study by Ned Davis Research found that a portfolio of companies that initiated or increased dividends outpaced all others over a 30-year period ending December 31, 2004. But this, of course, is not the case for all years.

Helping AMF during market declines

When the stock market has fallen, dividend payments have cushioned the blow for investors. “When solid companies pay dividends that offer above-average yields, their downside risk is often muted,” says Jim Dunton. “When the market starts going down, a dividend-paying stock’s yield starts rising. Very often the stock price of a solid company stops declining because the stock’s dividend yield alone has become sufficiently attractive to investors compared with alternative investments. When you put together a whole portfolio of solid, dividend-paying stocks, the entire portfolio can be similarly insulated.” As the chart on pages 10 and 11 shows, AMF has fallen less than the stock market in all 12 stock market declines of 15%* or more since the fund began operations in 1950. Of course, there have been periods when the fund has lagged the S&P 500, particularly in strong markets.

*Major stock market declines are defined as a decline in price of 15% or more without dividends reinvested.

[Begin Sidebar]
Higher yields over time — AMF versus the S&P 500

American Mutual Fund has had a higher dividend yield than the S&P 500 over the past 20 years. One reason for this: Many companies in the S&P 500 don’t pay dividends, while AMF only invests in those that do.

[begin bar chart]
	Distribution rate (%) at net asset value
	AMF	S&P 500
10/31/1986	3.70%	3.38%
10/31/1987	3.92%	3.46%
10/31/1988	4.59%	3.30%
10/31/1989	4.67%	3.21%
10/31/1990	5.35%	3.91%
10/31/1991	4.77%	3.09%
10/31/1992	4.01%	2.95%
10/31/1993	3.52%	2.68%
10/31/1994	3.70%	2.76%
10/31/1995	3.35%	2.35%
10/31/1996	3.03%	2.10%
10/31/1997	2.55%	1.68%
10/31/1998	2.38%	1.46%
10/31/1999	2.29%	1.22%
10/31/2000	2.52%	1.15%
10/31/2001	2.96%	1.49%
10/31/2002	2.73%	1.81%
10/31/2003	2.21%	1.61%
10/31/2004	1.83%	1.68%
10/31/2005	1.81%	1.77%
[end bar chart]
[End Sidebar]

[Begin Sidebar]
American Mutual Fund’s
portfolio counselors

American Mutual Fund’s five portfolio counselors have an average 29 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

Years of
investment
Portfolio counselor	experience*

James K. Dunton	43
R. Michael Shanahan	41
Joyce E. Gordon	26
Alan N. Berro	20
J. Dale Harvey	16

*As of January 2006.

[photo - Joyce E. Gordon]
[Begin Photo Caption]
Joyce E. Gordon
AMF Portfolio Counselor
“The long-term growth in dividends is the best indicator of the long-term growth rate of a company ...”
[End Photo Caption]

[photo - J. Dale Harvey]
[Begin Photo Caption]
J. Dale Harvey
AMF President
“After suffering large losses, many investors rediscovered the prudence of investing in solid companies that paid dividends ...”
[End Photo Caption]
[End Sidebar]

“The discipline of dividends makes management more sensible,” Jim says. “It acts like a brake on management excess. Having to set aside money every year to pay dividends helps managements stay focused and avoid pursuing marginal, less profitable projects simply because they have the money available.”

Especially useful for retirees’ income

“If you are retired and living on your income, your main financial danger is that you start eating into your principal for living expenses too soon and run out of money,” Dale says. “So the more you get an adequate stream of income up front — like dividend payments — the less you have to worry about eroding your principal.” Also, AMF’s strategy of investing in higher quality, less volatile companies often reduces a loss of principal during market declines. So it’s the dividend income and the lower volatility that are helpful to retirees.”

Growing dividends are important. When you look at the S&P 500 stocks, dividends over the past 70 years have grown about 6% annually while inflation has risen by about 4%, says Jim. “If AMF continues to match the dividend growth on the S&P 500, investors’ returns should continue to exceed inflation by a comfortable margin,” Jim says. “This can be a good deal for retirees. Their standard of living has the opportunity to go up as they live on the income.”

[Begin Sidebar]
How American Mutual Fund has fared during market declines*
Total returns for AMF and S&P 500. (S&P 500 assumes monthly reinvestment of dividends.)

[begin bar chart/time line]
				Total returns (%)
				AMF	S&P 500
Jan. 5, 1953	-	Sept. 14, 1953	Korean War ends; recession begins	(9.7)	(11.7)
Aug. 2, 1956	-	Oct. 22, 1957	Egypt seizes Suez Canal	(16.0)	(18.1)
Dec. 12, 1961	-	June 26, 1962	Stocks hit postwar highs; Kennedy confronts steel industry	(25.0)	(26.9)
Feb. 9, 1966	-	Oct. 7, 1966	Economy overheats, interest rates and taxes rise	(15.1)	(20.5)
Nov. 29, 1968	-	May 26, 1970	Vietnam War sparks civil unrest, recession	(31.8)	(33.0)
Jan. 11, 1973	-	Oct. 3, 1974	OPEC oil embargo; Watergate scandal; Nixon resigns	(32.2)	(44.8)
Sept. 21, 1976	-	March 6, 1978	Carter warns of impending energy crisis	3.1	(13.5)
Nov. 28, 1980	-	Aug. 12, 1982	Record-high interest rates provoke recession	3.5	(20.2)
Aug. 25, 1987	-	Dec. 4, 1987	Overvalued stocks trigger market crash	(21.4)	(32.8)
July 16, 1990	-	Oct. 11, 1990	Iraq invades Kuwait	(12.1)	(19.2)
July 17, 1998	-	Aug. 31, 1998	“Asian flu” spreads to Russia, igniting global economic fears	(12.1)	(19.1)
March 24, 2000	-	Oct. 9, 2002	Internet bubble bursts; terrorist strike on U.S.	(7.1)	(47.4)
[end bar chart/time line]

*Major stock market declines are defined as a decline in price of 15% or more without dividends reinvested.
There have been periods in which the fund has lagged the S&P 500, particularly in strong markets.
[End Sidebar]

The importance of research in finding quality, dividend-paying stocks

It’s not enough, however, simply to invest in companies with an impressive dividend yield. “It’s important to understand how sustainable a company’s dividend is,” Joyce Gordon says. “And that takes intense, on-the-ground research, a hallmark of Capital Research, the fund’s adviser. Understanding a company’s fundamentals and management philosophy is crucial. Research analysts, for instance, not only talk to the company’s management team, but also interview competitors, suppliers and customers. It’s necessary to come to a conclusion on whether a company’s management can deliver on their plans for earnings growth and what that might mean for the dividend.”

American Mutual Fund has delivered solid returns and lower volatility throughout its 55-year lifetime by investing in a select list of high-quality stocks, focusing on industry leaders and choosing only companies that pay dividends. Mike Shanahan, a veteran portfolio counselor for the fund who has seen many market swings, says dividends are also attractive considering the uncertain times in which we live. “Dividends can’t be faked. They are reliable. They are not dependent on what someone else wants to pay for your stock.”

Summary investment portfolio October 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

Industry sector diversification (percent of net assets)

Financials	16.53%
Industrials	11.57
Consumer discretionary	9.92
Health care	7.43
Energy	7.11
Other industries	29.22
Convertible securities	0.48
Bonds & notes	1.24
Short-term securities & other assets less liabilities	16.50

[end pie chart]

		Market	Percent
		value	of net
Common stocks - 81.78%	Shares	(000)	assets

Energy - 7.11%
Chevron Corp.	3,371,177	$192,393	1.18%
ConocoPhillips	2,633,178	172,157	1.05
Devon Energy Corp.	2,000,000	120,760.74
Exxon Mobil Corp.	3,335,000	187,227	1.15
Marathon Oil Corp.	4,000,000	240,640	1.47
Other securities		247,927	1.52
		1,161,104	7.11

Materials - 4.75%
Other securities		774,738	4.75

Industrials - 11.57%
Avery Dennison Corp.	2,275,000	128,879.79
General Electric Co.	9,950,000	337,405	2.07
Norfolk Southern Corp.	5,882,000	236,456	1.45
Tyco International Ltd.	6,031,200	159,163.97
United Technologies Corp.	3,400,000	174,352	1.07
Other securities		851,859	5.22
		1,888,114	11.57

Consumer discretionary - 9.92%
Clear Channel Communications, Inc.	4,500,000	136,890.84
Johnson Controls, Inc.	3,145,600	214,058	1.31
Magna International Inc., Class A	1,780,000	124,102.76
TJX Companies, Inc.	6,850,000	147,480.91
Other securities		996,047	6.10
		1,618,577	9.92

Consumer staples - 4.67%
Coca-Cola Co.	3,050,000	130,479.80
Wal-Mart Stores, Inc.	1,550,000	73,331.45
Other securities		557,813	3.42
		761,623	4.67

Health care - 7.43%
Abbott Laboratories	5,800,000	249,690	1.53
Bristol-Myers Squibb Co.	7,907,200	167,395	1.03
Eli Lilly and Co.	4,330,000	215,591	1.32
Merck & Co., Inc.	4,750,000	134,045.82
Wyeth	3,598,000	160,327.98
Other securities		286,077	1.75
		1,213,125	7.43

Financials - 16.53%
American International Group, Inc.	2,829,000	183,319	1.12
Bank of America Corp.	4,832,812	211,387	1.30
Citigroup Inc.	7,910,000	362,120	2.22
Fannie Mae	4,935,000	234,511	1.44
Freddie Mac	3,150,000	193,252	1.18
J.P. Morgan Chase & Co.	5,446,000	199,433	1.22
St. Paul Travelers Companies, Inc.	3,650,000	164,359	1.01
State Street Corp.	1,000,000	55,230.34
UnumProvident Corp.	8,400,000	170,436	1.04
Washington Mutual, Inc.	3,550,000	140,580.86
Wells Fargo & Co.	1,668,750	100,459.62
Other securities		681,735	4.18
		2,696,821	16.53

Information technology - 6.92%
Hewlett-Packard Co.	10,200,000	286,008	1.75
International Business Machines Corp.	3,635,000	297,634	1.83
Microchip Technology Inc.	4,445,900	134,133.82
Microsoft Corp.	7,000,000	179,900	1.10
Other securities		231,575	1.42
		1,129,250	6.92

Telecommunication services - 5.30%
AT&T Corp.	7,434,600	147,056.90
BellSouth Corp.	10,000,000	260,200	1.59
SBC Communications Inc.	6,100,000	145,485.89
Sprint Nextel Corp.	6,700,000	156,177.96
Other securities		156,390.96
		865,308	5.30

Utilities - 6.48%
Duke Energy Corp.	4,800,000	127,104.78
Exelon Corp.	2,548,400	132,593.81
Other securities		797,439	4.89
		1,057,136	6.48

Miscellaneous - 1.10%
Other common stocks in initial period of acquisition		180,105	1.10

Total common stocks (cost: $11,074,210,000)		13,345,901	81.78

	Principal amount
Convertible securities - 0.48%	(000)

Industrials - 0.08%
Tyco International Group SA, Series B, 3.125% convertible debentures 2023	$10,000	12,838.08

Consumer discretionary - 0.15%
Other securities		24,123.15

Health care - 0.08%
Other securities		13,542.08

Financials - 0.17%
Other securities		28,519.17

Total convertible securities (cost: $97,333,000)		79,022.48

Bonds & notes - 1.24%

Utilities - 0.06%
Other securities		10,020.06

Mortgage-backed obligations - 0.04%
Fannie Mae 6.00% 2017 (1)	6,729	6,886.04

Government & government agency bonds & notes - 1.14%
Fannie Mae 6.00% 2005	160,000	160,337
Fannie Mae 5.00% 2007	25,000	25,114	1.14
		185,451	1.14

Total bonds & notes (cost: $201,925,000)		202,357	1.24

Short-term securities - 16.32%

Abbott Laboratories Inc. 3.80% due 11/8/2005 (2)	18,300	18,285.11
American General Finance Corp. 3.93%-3.94% due 12/5-12/6/2005	49,600	49,407
International Lease Finance Corp. 3.66%-4.05% due 11/9/2005-1/6/2006	90,000	89,592.85
Bank of America Corp. 3.68%-3.96% due 11/3-12/13/2005	130,000	129,488
Ranger Funding Co. LLC 3.95% due 11/29/2005 (2)	40,000	39,873	1.04
BellSouth Corp. 3.86% due 11/18/2005 (2)	37,200	37,128.23
CAFCO, LLC 3.86%-4.13% due 11/23/2005-1/11/2006 (2)	140,800	139,985.86
Clipper Receivables Co., LLC 3.65%-3.98% due 11/10-11/30/2005 (2)	167,500	167,162	1.02
Edison Asset Securitization LLC 3.74%-4.00% due 11/4-12/22/2005 (2)	123,000	122,600.75
Federal Home Loan Bank 3.82%-3.94% due 12/16-12/28/2005	198,200	197,012	1.21
Freddie Mac 3.81%-3.99% due 12/22/2005-1/10/2006	119,800	119,029.73
Park Avenue Receivables Co., LLC 3.85%-3.91% due 11/17-12/2/2005 (2)	90,700	90,468
Preferred Receivables Funding Corp. 3.94% due 12/13/2005 (2)	45,600	45,385.83
Procter & Gamble Co. 3.63%-3.79% due 11/7-12/15/2005 (2)	190,000	189,338	1.16
SBC Communications Inc. 3.75% due 11/8/2005 (2)	22,400	22,381.14
Tennessee Valley Authority 3.63%-3.895% due 11/17-12/22/2005	149,100	148,468.91
Wal-Mart Stores Inc. 3.63%-3.89% due 11/8-12/13/2005 (2)	186,400	185,874	1.14
Wells Fargo & Co. 3.73% due 11/2/2005	75,000	75,000.46
Other securities		796,026	4.88

Total short-term securities (cost: $2,662,583,000)		2,662,501	16.32

Total investment securities (cost: $14,036,051,000)		16,289,781	99.82
Other assets less liabilities		30,047.18

Net assets		$16,319,828	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

(1) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

(2) Restricted security that can be resold only to institutional investors.  In practice, this security is typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $1,561,314,000, which represented 9.57% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities at October 31, 2005 (dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $14,036,051)		$16,289,781
Cash		180
Receivables for:
Sales of investments	$16,774
Sales of fund's shares	22,179
Dividends and interest	26,627	65,580
		16,355,541
Liabilities:
Payables for:
Purchases of investments	9,504
Repurchases of fund's shares	13,964
Investment advisory services	3,200
Services provided by affiliates	7,260
Deferred Directors' compensation	1,758
Other fees and expenses	27	35,713
Net assets at October 31, 2005		$16,319,828

Net assets consist of:
Capital paid in on shares of capital stock		$13,441,449
Undistributed net investment income		70,363
Undistributed net realized gain		554,286
Net unrealized appreciation		2,253,730
Net assets at October 31, 2005		$16,319,828

Total authorized capital stock - 750,000 shares, $0.001 par value (615,745 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share (1)

Class A	$13,850,397	522,187	$26.52
Class B	594,541	22,558	26.36
Class C	666,320	25,323	26.31
Class F	434,048	16,401	26.46
Class 529-A	150,726	5,689	26.50
Class 529-B	31,843	1,205	26.42
Class 529-C	47,498	1,798	26.42
Class 529-E	8,225	311	26.44
Class 529-F	2,888	109	26.52
Class R-1	11,855	449	26.38
Class R-2	99,241	3,765	26.36
Class R-3	180,954	6,851	26.41
Class R-4	43,085	1,627	26.48
Class R-5	198,207	7,472	26.53

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $28.14 and $28.12, respectively.

See Notes to Financial Statements

Statement of operationsfor the year ended October 31, 2005	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $406)	$332,446
Interest	72,492	$404,938

Fees and expenses:(1)
Investment advisory services	40,923
Distribution services	44,661
Transfer agent services	10,570
Administrative services	3,049
Reports to shareholders	471
Registration statement and prospectus	681
Postage, stationery and supplies	1,221
Directors' compensation	478
Auditing and legal	173
Custodian	98
State and local taxes	133
Other	119
Total fees and expenses before reimbursements/waivers	102,577
Less reimbursement/waiver of fees and expenses:
Investment advisory services	3,269
Administrative services	177
Total fees and expenses after reimbursements/waivers		99,131
Net investment income		305,807

Net realized gain and change in unrealized appreciation on investments:
Net realized gain on investments	590,061
Net change in unrealized appreciation on investments	200,291
Net realized gain and change in unrealized appreciation on investments		790,352
Net increase in net assets resulting from operations		$1,096,159

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31
	2005	2004
Operations:
Net investment income	$305,807	$236,159
Net realized gain on investments	590,061	782
Net change in unrealized appreciation on investments	200,291	971,758
Net increase in net assets resulting from operations	1,096,159	1,208,699

Dividends and distributions paid to shareholders:
Dividends from net investment income	(269,575)	(224,102)
Distributions from net realized gain on investments	(27,858)	(42,043)
Total dividends and distributions paid to shareholders	(297,433)	(266,145)

Capital share transactions	1,708,978	2,178,397

Total increase in net assets	2,507,704	3,120,951

Net assets:
Beginning of year	13,812,124	10,691,173
End of year (including undistributed net investment income:
$70,363 and $34,159, respectively)	$16,319,828	$13,812,124

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, growth of capital and conservation of principal - through investments in companies that participate in the growth of the American economy.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F and 529-F	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Taxation - Dividend income is recorded net of non-U.S. taxes paid.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; and paydowns on investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of October 31, 2005, the cost of investment securities for federal income tax purposes was $14,042,760,000.

During the year ended October 31, 2005, the fund reclassified $31,000 from undistributed net investment income to capital paid in on shares of capital stock and $3,000 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income	$72,121
Undistributed long-term capital gains	561,741
Gross unrealized appreciation on investment securities	2,721,377
Gross unrealized depreciation on investment securities	(474,356)
Net unrealized appreciation on investment securities	2,247,021

During the year ended October 31, 2005, the fund realized, on a tax basis, a net capital gain of $589,599,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2005			Year ended October 31, 2004
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$241,884	$24,216	$266,100	$206,064	$38,064	$244,128
Class B	5,905	1,015	6,920	4,617	1,279	5,896
Class C	5,998	1,035	7,033	4,073	1,110	5,183
Class F	6,839	672	7,511	4,386	683	5,069
Class 529-A	2,192	204	2,396	1,349	212	1,561
Class 529-B	253	50	303	180	57	237
Class 529-C	368	68	436	234	69	303
Class 529-E	97	11	108	62	12	74
Class 529-F	41	4	45	20	3	23
Class R-1	110	21	131	53	16	69
Class R-2	853	133	986	517	133	650
Class R-3	2,193	230	2,423	952	142	1,094
Class R-4	686	75	761	391	63	454
Class R-5	2,156	124	2,280	1,204	200	1,404
Total	$269,575	$27,858	$297,433	$224,102	$42,043	$266,145

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.384% on the first $1 billion of month-end net assets and decreasing to 0.225% on such assets in excess of $21 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended October 31, 2005, total investment advisory services fees waived by CRMC were $3,269,000. As a result, the fee shown on the accompanying financial statements of $40,923,000, which was equivalent to an annualized rate of 0.265%, was reduced to $37,654,000, or 0.244% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the Board of Directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2005, the total administrative services fees paid by CRMC were $305 and $177,000 for classes R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$29,430	$10,053	Not applicable	Not applicable	Not applicable
Class B	5,630	517	Not applicable	Not applicable	Not applicable
Class C	6,026	Included in administrative services	$859	$124	Not applicable
Class F	987		492	45	Not applicable
Class 529-A	230		158	16	$129
Class 529-B	292		36	12	29
Class 529-C	415		51	14	42
Class 529-E	35		9	1	7
Class 529-F	3		3	-*	2
Class R-1	116		17	6	Not applicable
Class R-2	639		127	405	Not applicable
Class R-3	759		228	73	Not applicable
Class R-4	99		60	5	Not applicable
Class R-5	Not applicable		97	2	Not applicable
Total	$44,661	$10,570	$2,137	$703	$209
* Amount less than one thousand.

Deferred Directors’ compensation - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $478,000, shown on the accompanying financial statements, includes $265,000 in current fees (either paid in cash or deferred) and a net increase of $213,000 in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2005
Class A	$ 2,171,256	82,538	$ 244,730	9,271	$ (1,304,528)	(49,512)	$ 1,111,458	42,297
Class B	113,209	4,336	6,605	252	(51,515)	(1,966)	68,299	2,622
Class C	219,038	8,394	6,527	249	(88,866)	(3,401)	136,699	5,242
Class F	166,663	6,353	6,693	254	(82,826)	(3,149)	90,530	3,458
Class 529-A	51,703	1,967	2,396	91	(8,069)	(307)	46,030	1,751
Class 529-B	6,724	256	303	11	(1,164)	(44)	5,863	223
Class 529-C	15,290	583	436	17	(3,281)	(125)	12,445	475
Class 529-E	2,615	99	108	4	(382)	(14)	2,341	89
Class 529-F	1,215	46	45	2	(278)	(10)	982	38
Class R-1	6,070	233	131	5	(4,993)	(193)	1,208	45
Class R-2	51,778	1,980	986	38	(21,790)	(832)	30,974	1,186
Class R-3	81,912	3,129	2,404	91	(22,970)	(872)	61,346	2,348
Class R-4	36,035	1,373	761	29	(30,094)	(1,154)	6,702	248
Class R-5	152,875	5,718	1,637	61	(20,411)	(768)	134,101	5,011

Total net increase (decrease)	$ 3,076,383	117,005	$ 273,762	10,375	$ (1,641,167)	(62,347)	$ 1,708,978	65,033

Year ended October 31, 2004
Class A	$ 2,249,778	91,778	$ 223,459	9,214	$ (991,735)	(40,523)	$ 1,481,502	60,469
Class B	179,897	7,391	5,661	236	(33,058)	(1,357)	152,500	6,270
Class C	245,538	10,093	4,919	204	(44,390)	(1,822)	206,067	8,475
Class F	184,317	7,536	4,602	189	(54,526)	(2,245)	134,393	5,480
Class 529-A	44,044	1,801	1,561	64	(3,580)	(146)	42,025	1,719
Class 529-B	9,686	398	237	10	(680)	(28)	9,243	380
Class 529-C	16,215	664	303	13	(1,648)	(67)	14,870	610
Class 529-E	2,434	100	75	3	(280)	(12)	2,229	91
Class 529-F	1,058	43	23	1	(55)	(2)	1,026	42
Class R-1	7,582	307	69	3	(1,822)	(75)	5,829	235
Class R-2	35,768	1,465	649	27	(7,664)	(314)	28,753	1,178
Class R-3	87,583	3,572	1,080	44	(11,818)	(484)	76,845	3,132
Class R-4	21,888	891	453	19	(4,981)	(203)	17,360	707
Class R-5	14,855	606	786	32	(9,886)	(407)	5,755	231

Total net increase (decrease)	$ 3,100,643	126,645	$ 243,877	10,059	$ (1,166,123)	(47,685)	$ 2,178,397	89,019

(1) Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,748,737,000 and $2,960,644,000, respectively, during the year ended October 31, 2005.

CollegeAmerica is a registered trademark of and sponsored by the Virginia College Savings Plan.SM

Financial highlights (1)

		Income (loss) from investment operations (2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers (4)		Ratio of net income to average net assets
Class A:
Year ended 10/31/2005	$25.10	$.54	$1.41	$1.95	$(.48)	$(.05)	$(.53)	$26.52	7.80%	$13,850.58%				.56%		2.06%
Year ended 10/31/2004	23.17	.48	2.00	2.48	(.46)	(.09)	(.55)	25.10	10.81	12,044.60				.60		1.97
Year ended 10/31/2003	20.20	.49	3.31	3.80	(.52)	(.31)	(.83)	23.17	19.31	9,716.62				.62		2.32
Year ended 10/31/2002	23.22	.49	(2.29)	(1.80)	(.57)	(.65)	(1.22)	20.20	(8.42)	7,782.60				.60		2.15
Year ended 10/31/2001	24.36	.65	.19	.84	(.72)	(1.26)	(1.98)	23.22	3.71	8,399.59				.59		2.68
Class B:
Year ended 10/31/2005	24.94	.33	1.41	1.74	(.27)	(.05)	(.32)	26.36	7.00	595		1.38		1.36		1.26
Year ended 10/31/2004	23.04	.29	1.98	2.27	(.28)	(.09)	(.37)	24.94	9.92	497		1.39		1.39		1.18
Year ended 10/31/2003	20.11	.32	3.28	3.60	(.36)	(.31)	(.67)	23.04	18.32	315		1.41		1.41		1.49
Year ended 10/31/2002	23.13	.32	(2.28)	(1.96)	(.41)	(.65)	(1.06)	20.11	(9.11)	156		1.40		1.40		1.40
Year ended 10/31/2001	24.30	.44	.21	.65	(.56)	(1.26)	(1.82)	23.13	2.88	59		1.38		1.38		1.80
Class C:
Year ended 10/31/2005	24.90	.31	1.41	1.72	(.26)	(.05)	(.31)	26.31	6.91	666		1.44		1.42		1.19
Year ended 10/31/2004	23.01	.27	1.97	2.24	(.26)	(.09)	(.35)	24.90	9.82	500		1.47		1.46		1.09
Year ended 10/31/2003	20.09	.30	3.28	3.58	(.35)	(.31)	(.66)	23.01	18.23	267		1.49		1.49		1.39
Year ended 10/31/2002	23.12	.30	(2.28)	(1.98)	(.40)	(.65)	(1.05)	20.09	(9.20)	107		1.48		1.48		1.34
Period from 3/15/2001 to 10/31/2001	23.48	.24	(.35)	(.11)	(.25)	-	(.25)	23.12	(.48)	28		1.48	(5)	1.48	(5)	1.64	(5)
Class F:
Year ended 10/31/2005	25.04	.52	1.41	1.93	(.46)	(.05)	(.51)	26.46	7.71	434.67				.65		1.97
Year ended 10/31/2004	23.12	.45	2.00	2.45	(.44)	(.09)	(.53)	25.04	10.70	324.70				.70		1.86
Year ended 10/31/2003	20.17	.46	3.30	3.76	(.50)	(.31)	(.81)	23.12	19.14	172.72				.72		2.14
Year ended 10/31/2002	23.20	.47	(2.30)	(1.83)	(.55)	(.65)	(1.20)	20.17	(8.57)	54.75				.75		2.08
Period from 3/15/2001 to 10/31/2001	23.54	.34	(.35)	(.01)	(.33)	-	(.33)	23.20	(.05)	12.76			(5)	.76	(5)	2.30	(5)
Class 529-A:
Year ended 10/31/2005	25.07	.51	1.42	1.93	(.45)	(.05)	(.50)	26.50	7.71	151.70				.68		1.93
Year ended 10/31/2004	23.15	.45	2.00	2.45	(.44)	(.09)	(.53)	25.07	10.70	99.71				.71		1.85
Year ended 10/31/2003	20.20	.47	3.31	3.78	(.52)	(.31)	(.83)	23.15	19.19	51.67				.67		2.22
Period from 2/19/2002 to 10/31/2002	23.31	.34	(3.07)	(2.73)	(.38)	-	(.38)	20.20	(11.88)	19.70			(5)	.70	(5)	2.25	(5)
Class 529-B:
Year ended 10/31/2005	25.00	.29	1.41	1.70	(.23)	(.05)	(.28)	26.42	6.79	32		1.55		1.53		1.09
Year ended 10/31/2004	23.09	.24	1.99	2.23	(.23)	(.09)	(.32)	25.00	9.72	24		1.59		1.59		.97
Year ended 10/31/2003	20.16	.27	3.30	3.57	(.33)	(.31)	(.64)	23.09	18.07	14		1.61		1.61		1.27
Period from 2/19/2002 to 10/31/2002	23.31	.20	(3.06)	(2.86)	(.29)	-	(.29)	20.16	(12.40)	5		1.60	(5)	1.60	(5)	1.36	(5)
Class 529-C:
Year ended 10/31/2005	25.00	.29	1.41	1.70	(.23)	(.05)	(.28)	26.42	6.82	48		1.54		1.52		1.10
Year ended 10/31/2004	23.09	.24	1.99	2.23	(.23)	(.09)	(.32)	25.00	9.74	33		1.58		1.58		.98
Year ended 10/31/2003	20.16	.27	3.30	3.57	(.33)	(.31)	(.64)	23.09	18.09	16		1.60		1.60		1.28
Period from 2/20/2002 to 10/31/2002	23.54	.21	(3.30)	(3.09)	(.29)	-	(.29)	20.16	(13.25)	6		1.59	(5)	1.59	(5)	1.38	(5)
Class 529-E:
Year ended 10/31/2005	25.02	.42	1.41	1.83	(.36)	(.05)	(.41)	26.44	7.35	8		1.02		1.00		1.61
Year ended 10/31/2004	23.10	.37	1.99	2.36	(.35)	(.09)	(.44)	25.02	10.32	6		1.06		1.06		1.50
Year ended 10/31/2003	20.16	.38	3.30	3.68	(.43)	(.31)	(.74)	23.10	18.72	3		1.07		1.07		1.80
Period from 3/7/2002 to 10/31/2002	24.93	.27	(4.67)	(4.40)	(.37)	-	(.37)	20.16	(17.78)	1		1.05	(5)	1.05	(5)	1.95	(5)
Class 529-F:
Year ended 10/31/2005	25.08	.52	1.42	1.94	(.45)	(.05)	(.50)	26.52	7.77	3.64				.62		1.99
Year ended 10/31/2004	23.16	.43	2.00	2.43	(.42)	(.09)	(.51)	25.08	10.58	2.81				.80		1.75
Year ended 10/31/2003	20.22	.43	3.32	3.75	(.50)	(.31)	(.81)	23.16	19.03	1.82				.82		1.99
Period from 9/17/2002 to 10/31/2002	20.63	.05	(.34)	(.29)	(.12)	-	(.12)	20.22	(1.42)	-	(6)	.09		.09		.26
Class R-1:
Year ended 10/31/2005	$24.97	$.31	$1.40	$1.71	$(.25)	$(.05)	$(.30)	$26.38	6.86%	$12		1.48%		1.45%		1.17%
Year ended 10/31/2004	23.06	.26	1.99	2.25	(.25)	(.09)	(.34)	24.97	9.83	10		1.51		1.49		1.07
Year ended 10/31/2003	20.17	.26	3.33	3.59	(.39)	(.31)	(.70)	23.06	18.19	4		1.65		1.50		1.18
Period from 6/11/2002 to 10/31/2002	23.56	.12	(3.29)	(3.17)	(.22)	-	(.22)	20.17	(13.50)	-	(6)	1.24		.58		.60
Class R-2:
Year ended 10/31/2005	24.95	.31	1.41	1.72	(.26)	(.05)	(.31)	26.36	6.90	99		1.65		1.42		1.19
Year ended 10/31/2004	23.05	.27	1.99	2.26	(.27)	(.09)	(.36)	24.95	9.86	64		1.76		1.45		1.10
Year ended 10/31/2003	20.17	.29	3.28	3.57	(.38)	(.31)	(.69)	23.05	18.10	32		1.86		1.47		1.35
Period from 5/31/2002 to 10/31/2002	24.35	.14	(4.10)	(3.96)	(.22)	-	(.22)	20.17	(16.31)	3.75				.61		.67
Class R-3:
Year ended 10/31/2005	25.00	.44	1.40	1.84	(.38)	(.05)	(.43)	26.41	7.37	181.98				.96		1.65
Year ended 10/31/2004	23.09	.37	1.99	2.36	(.36)	(.09)	(.45)	25.00	10.32	113		1.05		1.04		1.49
Year ended 10/31/2003	20.18	.37	3.30	3.67	(.45)	(.31)	(.76)	23.09	18.64	32		1.14		1.08		1.72
Period from 6/6/2002 to 10/31/2002	23.70	.17	(3.44)	(3.27)	(.25)	-	(.25)	20.18	(13.87)	2.53				.43		.83
Class R-4:
Year ended 10/31/2005	25.06	.51	1.41	1.92	(.45)	(.05)	(.50)	26.48	7.69	43.69				.67		1.94
Year ended 10/31/2004	23.14	.46	1.99	2.45	(.44)	(.09)	(.53)	25.06	10.69	34.70				.70		1.86
Year ended 10/31/2003	20.19	.44	3.32	3.76	(.50)	(.31)	(.81)	23.14	19.14	16.73				.72		2.03
Period from 6/27/2002 to 10/31/2002	22.95	.17	(2.79)	(2.62)	(.14)	-	(.14)	20.19	(11.43)	-	(6)	.53		.25		.84
Class R-5:
Year ended 10/31/2005	25.10	.58	1.43	2.01	(.53)	(.05)	(.58)	26.53	8.05	198.39				.36		2.22
Year ended 10/31/2004	23.17	.53	2.00	2.53	(.51)	(.09)	(.60)	25.10	11.04	62.39				.39		2.18
Year ended 10/31/2003	20.21	.54	3.29	3.83	(.56)	(.31)	(.87)	23.17	19.50	52.41				.41		2.53
Period from 5/15/2002 to 10/31/2002	24.66	.26	(4.43)	(4.17)	(.28)	-	(.28)	20.21	(16.98)	41.18				.18		1.22

	Year ended October 31
	2005	2004	2003	2002	2001

Portfolio turnover rate for all classes of shares	22%	17%	24%	31%	45%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Shareholders and Board of Directors of American Mutual Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Mutual Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Mutual Fund, Inc. as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
December 8, 2005

Tax information                                                        unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended October 31, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $27,858,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates 100% of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $5,829,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Other share class results                                                                                                      unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2005 (the most recent calendar quarter):

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	+4.21%	+5.93%	+7.36%
Not reflecting CDSC	+9.21%	+6.24%	+7.49%
Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	+8.11%	—	+5.45%
Not reflecting CDSC	+9.11%	—	+5.45%
Class F shares[1]— first sold 3/15/01
Not reflecting annual asset-based fee charged by sponsoring firm	+10.01%	—	+6.24%
Class 529-A shares[2]— first sold 2/19/02
Reflecting 5.75% maximum sales charge	+3.64%	—	+5.10%
Not reflecting maximum sales charge	+9.96%	—	+6.84%
Class 529-B shares[2]— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	+4.03%	—	+5.17%
Not reflecting CDSC	+9.03%	—	+5.90%
Class 529-C shares[2]— first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	+8.00%	—	+5.62%
Not reflecting CDSC	+9.00%	—	+5.62%
Class 529-E shares[1,2]— first sold 3/7/02	+9.55%	—	+4.55%
Class 529-F shares[1,2]— first sold 9/17/02
Not reflecting annual asset-based fee charged by sponsoring firm	+9.98%	—	+12.19%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

[1]	These shares are sold without any initial or contingent deferred sales charge.
[2]	Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in American Mutual Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.80 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.86 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.09 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Expense example                                               unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005, through October 31, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2005	Ending account value 10/31/2005	Expenses paid during period (1)	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,041.57	$2.83	.55%
Class A -- assumed 5% return	1,000.00	1,022.43	2.80	.55

Class B -- actual return	1,000.00	1,037.37	6.88	1.34
Class B -- assumed 5% return	1,000.00	1,018.45	6.82	1.34

Class C -- actual return	1,000.00	1,037.14	7.19	1.40
Class C -- assumed 5% return	1,000.00	1,018.15	7.12	1.40

Class F -- actual return	1,000.00	1,041.25	3.14	.61
Class F -- assumed 5% return	1,000.00	1,022.13	3.11	.61

Class 529-A -- actual return	1,000.00	1,041.42	3.29	.64
Class 529-A -- assumed 5% return	1,000.00	1,021.98	3.26	.64

Class 529-B -- actual return	1,000.00	1,036.83	7.65	1.49
Class 529-B -- assumed 5% return	1,000.00	1,017.69	7.58	1.49

Class 529-C -- actual return	1,000.00	1,036.91	7.60	1.48
Class 529-C -- assumed 5% return	1,000.00	1,017.74	7.53	1.48

Class 529-E -- actual return	1,000.00	1,039.49	4.94	.96
Class 529-E -- assumed 5% return	1,000.00	1,020.37	4.89	.96

Class 529-F -- actual return	1,000.00	1,042.08	2.47	.48
Class 529-F -- assumed 5% return	1,000.00	1,022.79	2.45	.48

Class R-1 -- actual return	1,000.00	1,036.76	7.39	1.44
Class R-1 -- assumed 5% return	1,000.00	1,017.95	7.32	1.44

Class R-2 -- actual return	1,000.00	1,037.48	7.24	1.41
Class R-2 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41

Class R-3 -- actual return	1,000.00	1,039.37	4.93	.96
Class R-3 -- assumed 5% return	1,000.00	1,020.37	4.89	.96

Class R-4 -- actual return	1,000.00	1,040.96	3.34	.65
Class R-4 -- assumed 5% return	1,000.00	1,021.93	3.31	.65

Class R-5 -- actual return	1,000.00	1,042.58	1.80	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.44	1.79	.35

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Board of Directors and officers

“Non-interested” Directors

Name and age	Year first elected a Director of the fund[1]	Principal occupation(s) during past five years
H. Frederick Christie, 72 Chairman of the Board (Independent and Non-Executive)	1972	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)
Mary Anne Dolan, 58	1993	Founder and President, M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner
Martin Fenton, 70	1981	Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)
Mary Myers Kauppila, 51	1991	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.
Bailey Morris-Eck, 61	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics
Kirk P. Pendleton, 66	1998	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)
Olin C. Robison, Ph.D., 69	1991	President of the Salzburg Seminar; President Emeritus, Middlebury College
Steven B. Sample, Ph.D., 65	1999	President, University of Southern California

Name and age	Number of Portfolios in fund complex[2] overseen by Director	Other directorships[3] held by Director
H. Frederick Christie, 72 Chairman of the Board (Independent and Non-Executive)	19	Ducommun Incorporated; IHOP Corporation;
Mary Anne Dolan, 58	3	None
Martin Fenton, 70	16	None
Mary Myers Kauppila, 51	5	None
Bailey Morris Eck, 61	3	The Nevis Fund, Inc
Kirk P. Pendleton, 66	6	None
Olin C. Robison, Ph.D., 69	3	American Shared Hospital Services
Steven B. Sample, Ph.D., 65	2	UNOVA, Inc.; William Wrigley Jr. Company

“Interested” Directors4

Name, age and position with fund	Year first elected a Director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
James K. Dunton, 67 Vice Chairman of the Board	1984	Senior Vice President and Director, Capital Research and Management Company
J. Dale Harvey, 40 President	2000	Vice President, Capital Research and Management Company; Director, American Funds Service Company[5]

“Interested” Directors4

Name, age and position with fund	Number of Portfolios in fund complex[2] overseen by Director	Other directorships[3] held by Director
James K. Dunton, 67 Vice Chairman of the Board	2	None
J. Dale Harvey, 40 President	1	None

Chairman Emeritus
Jon B. Lovelace, Jr., 78	Chairman Emeritus, Capital Research and Management Company

The statement of additional information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

[1]	Directors and officers of the fund serve until their resignation, removal or retirement.
[2]
Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.

[3]	This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
[4]
“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

Other officers

Name, age and position with fund	Year first Elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Timothy D. Armour, 45 Senior Vice President	1994	Executive Vice President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]
Joyce E. Gordon, 49 Senior Vice President	2005	Senior Vice President and Director, Capital Research and Management Company
Joanna F. Jonsson, 42 Senior Vice President	1997	Senior Vice President, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]
Alan N. Berro, 45 Vice President	2000	Vice President, Capital Research and Management Company; Senior Vice President, Capital Research Company[5]
William L. Robbins, 37 Vice President	2004	Executive Vice President and Director, Capital Research Company[5]
Vincent P. Corti, 49 Secretary	1994	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 34 Treasurer	2003	Vice President — Fund Business Management Group, Capital Research and Management Company
Sheryl F. Johnson, 37 Assistant Treasurer	1998	Vice President — Fund Business Management Group, Capital Research and Management Company

Offices of the fund and of
the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the fund’s prospectus and the CollegeAmerica program description, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com. If you reside in a state other than Virginia, there may be an in-state plan that provides tax and other benefits not available through CollegeAmerica. Talk to your tax adviser. CollegeAmerica is distributed by American Funds Distributors and sold through unaffiliated intermediaries.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete October 31, 2005, portfolio of American Mutual Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

CollegeAmerica is sponsored by
Virginia College Savings PlanSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
Rather than follow fads, we pursue a consistent strategy, focusing on each investment’s long-term potential.

•	An unparalleled global research effort
American Funds draws on one of the industry’s most globally integrated research networks.

•	The multiple portfolio counselor system

Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund’s objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

•	Experienced investment professionals

The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

•	A commitment to low operating expenses
American Funds’ operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
>	American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

•	Tax exempt bond funds
Emphasis on tax free current income through municipal bonds
American High Income Municipal Bond Fund®
Limited Term Tax Exempt Bond Fund of AmericaSM
The Tax Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds       Capital Research and Management        Capital International        Capital Guardian        Capital Bank and Trust

Lit. No. MFGEAR-903-1205P
Litho in USA BC/L/8052-S4699

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Martin Fenton, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$55,000
2005	$64,000
b) Audit-Related Fees:
2004	$8,000
2005	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	$6,000
2005	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	$323,000
2005	$355,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	$210,000
The other fees consist of consulting services related to the registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $979,000 for fiscal year 2004 and $960,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds ®]

American Mutual Fund®
Investment portfolio

October 31, 2005

		Market value
Common stocks — 81.78%	Shares	(000)

ENERGY — 7.11%
BJ Services Co.	1,800,000	$62,550
Chevron Corp.	3,371,177	192,393
ConocoPhillips	2,633,178	172,157
Devon Energy Corp.	2,000,000	120,760
Exxon Mobil Corp.	3,335,000	187,227
Halliburton Co.	1,200,000	70,920
Marathon Oil Corp.	4,000,000	240,640
Schlumberger Ltd.	440,200	39,957
Sunoco, Inc.	1,000,000	74,500
		1,161,104

MATERIALS — 4.75%
Air Products and Chemicals, Inc.	1,200,000	68,688
Alcoa Inc.	3,250,000	78,943
Ashland Inc.	900,000	48,159
Dow Chemical Co.	977,250	44,817
E.I. du Pont de Nemours and Co.	1,700,000	70,873
Georgia-Pacific Corp.	1,900,000	61,807
International Paper Co.	2,350,000	68,573
MeadWestvaco Corp.	4,588,000	120,297
PPG Industries, Inc.	750,000	44,977
Praxair, Inc.	1,400,000	69,174
Sonoco Products Co.	2,359,000	66,760
Weyerhaeuser Co.	500,000	31,670
		774,738

INDUSTRIALS — 11.57%
3M Co.	700,000	53,186
Avery Dennison Corp.	2,275,000	128,879
Boeing Co.	750,000	48,480
Caterpillar Inc.	700,000	36,813
Emerson Electric Co.	1,350,000	93,892
General Dynamics Corp.	185,000	21,516
General Electric Co.	9,950,000	337,405
Lockheed Martin Corp.	1,200,000	72,672
Manpower Inc.	2,250,000	101,880
Norfolk Southern Corp.	5,882,000	236,456
Northrop Grumman Corp.	1,550,000	83,158
Pitney Bowes Inc.	1,850,000	77,848
R.R. Donnelley & Sons Co.	2,265,000	79,320
Tyco International Ltd.	6,031,200	159,163
Union Pacific Corp.	350,000	$24,213
United Parcel Service, Inc., Class B	1,450,000	105,763
United Technologies Corp.	3,400,000	174,352
Waste Management, Inc.	1,800,000	53,118
		1,888,114

CONSUMER DISCRETIONARY — 9.92%
Carnival Corp., units	875,000	43,461
Clear Channel Communications, Inc.	4,500,000	136,890
Dana Corp.	4,170,000	31,317
Dollar General Corp.	5,000,000	97,200
E.W. Scripps Co., Class A	800,000	36,640
Gannett Co., Inc.	500,000	31,330
Gap, Inc.	1,500,000	25,920
General Motors Corp.	3,165,000	86,721
Genuine Parts Co.	600,000	26,622
Harley-Davidson Motor Co.	1,200,000	59,436
Johnson Controls, Inc.	3,145,600	214,058
Knight-Ridder, Inc.	500,000	26,690
Leggett & Platt, Inc.	5,945,000	119,138
Lowe's Companies, Inc.	810,000	49,224
Magna International Inc., Class A	1,780,000	124,102
Mattel, Inc.	6,000,000	88,500
NIKE, Inc., Class B	300,000	25,215
ServiceMaster Co.	4,750,000	59,755
Target Corp.	1,700,000	94,673
TJX Companies, Inc.	6,850,000	147,480
VF Corp.	1,150,000	60,087
Walt Disney Co.	1,400,000	34,118
		1,618,577

CONSUMER STAPLES — 4.67%
Albertson’s, Inc.	3,000,000	75,330
Avon Products, Inc.	1,800,000	48,582
Coca-Cola Co.	3,050,000	130,479
General Mills, Inc.	600,000	28,956
H.J. Heinz Co.	3,350,000	118,925
Kimberly-Clark Corp.	1,110,000	63,092
Kraft Foods Inc., Class A	700,000	19,810
PepsiCo, Inc.	1,370,000	80,940
Sara Lee Corp.	1,500,000	26,775
Walgreen Co.	2,100,000	95,403
Wal-Mart Stores, Inc.	1,550,000	73,331
		761,623

HEALTH CARE — 7.43%
Abbott Laboratories	5,800,000	249,690
Becton, Dickinson and Co.	600,000	30,450
Bristol-Myers Squibb Co.	7,907,200	167,395
Eli Lilly and Co.	4,330,000	215,591
Johnson & Johnson	600,000	37,572
McKesson Corp.	1,350,000	61,331
Medtronic, Inc.	1,250,000	70,825
Merck & Co., Inc.	4,750,000	134,045
Pfizer Inc	700,000	$15,218
Schering-Plough Corp.	3,475,000	70,681
Wyeth	3,598,000	160,327
		1,213,125

FINANCIALS — 16.53%
Allstate Corp.	1,200,000	63,348
American International Group, Inc.	2,829,000	183,319
Aon Corp.	3,300,000	111,705
Bank of America Corp.	4,832,812	211,387
Bank of New York Co., Inc.	3,250,000	101,693
Citigroup Inc.	7,910,000	362,120
Fannie Mae	4,935,000	234,511
Freddie Mac	3,150,000	193,252
J.P. Morgan Chase & Co.	5,446,000	199,433
Jefferson-Pilot Corp.	1,471,100	80,734
Lincoln National Corp.	1,167,900	59,107
Marsh & McLennan Companies, Inc.	1,600,300	46,649
St. Paul Travelers Companies, Inc.	3,650,000	164,359
State Street Corp.	1,000,000	55,230
SunTrust Banks, Inc.	1,525,000	110,532
U.S. Bancorp	3,650,000	107,967
UnumProvident Corp.	8,400,000	170,436
Washington Mutual, Inc.	3,550,000	140,580
Wells Fargo & Co.	1,668,750	100,459
		2,696,821

INFORMATION TECHNOLOGY — 6.92%
Automatic Data Processing, Inc.	750,000	34,995
First Data Corp.	1,200,000	48,540
Hewlett-Packard Co.	10,200,000	286,008
Intel Corp.	1,900,000	44,650
International Business Machines Corp.	3,635,000	297,634
Linear Technology Corp.	1,050,000	34,870
Microchip Technology Inc.	4,445,900	134,133
Microsoft Corp.	7,000,000	179,900
Texas Instruments Inc.	2,400,000	68,520
		1,129,250

TELECOMMUNICATION SERVICES — 5.30%
ALLTEL Corp.	1,000,000	61,860
AT&T Corp.	7,434,600	147,056
BellSouth Corp.	10,000,000	260,200
SBC Communications Inc.	6,100,000	145,485
Sprint Nextel Corp.	6,700,000	156,177
Verizon Communications Inc.	3,000,000	94,530
		865,308

UTILITIES — 6.48%
Ameren Corp.	1,883,680	99,082
American Electric Power Co., Inc.	2,935,000	111,413
Dominion Resources, Inc.	850,000	64,668
Duke Energy Corp.	4,800,000	127,104
Exelon Corp.	2,548,400	132,593
FirstEnergy Corp.	1,620,000	76,950
PPL Corp.	1,724,000	54,030
Progress Energy, Inc.	950,000	$41,410
Public Service Enterprise Group Inc.	800,000	50,312
Questar Corp.	1,500,000	118,125
Southern Co.	2,700,000	94,473
Xcel Energy Inc.	4,745,000	86,976
		1,057,136

MISCELLANEOUS — 1.10%
Other common stocks in initial period of acquisition		180,105

Total common stocks (cost: $11,074,210,000)		13,345,901

Convertible securities — 0.48%	Shares or principal amount

INDUSTRIALS — 0.08%
Tyco International Group SA, Series B, 3.125% convertible debentures 2023	$10,000,000	12,838

CONSUMER DISCRETIONARY — 0.15%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	756,430	24,123

HEALTH CARE — 0.08%
Baxter International Inc. 7.00% convertible preferred 2006	250,000 units	13,542

FINANCIALS — 0.17%
Chubb Corp. 7.00% convertible preferred 2005	400,000 units	13,476
XL Capital Ltd. 6.50% ACES convertible preferred 2007	700,000 units	15,043
		28,519

Total convertible securities (cost: $97,333,000)		79,022

Bonds & notes — 1.24%	Principal amount (000)

UTILITIES — 0.06%
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	$9,960	10,020

MORTGAGE-BACKED OBLIGATIONS — 0.04%
Fannie Mae 6.00% 2017[1]	6,729	6,886

GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 1.14%
Fannie Mae 6.00% 2005	160,000	160,337
Fannie Mae 5.00% 2007	25,000	25,114
		185,451

Total bonds & notes (cost: $201,925,000)		202,357

	Principal amount	Market value
Short-term securities — 16.32%	(000)	(000)

3M Co. 3.82% due 11/14/2005	$45,000	$44,933
Abbott Laboratories Inc. 3.80% due 11/8/2005[2]	18,300	18,285
American General Finance Corp. 3.93%-3.94% due 12/5-12/6/2005	49,600	49,407
International Lease Finance Corp. 3.66%-4.05% due 11/9/2005-1/6/2006	90,000	89,592
Avon Capital Corp. 3.95% due 11/23/2005v	25,000	24,937
Bank of America Corp. 3.68%-3.96% due 11/3-12/13/2005	130,000	129,488
Ranger Funding Co. LLC 3.95% due 11/29/2005[2]	40,000	39,873
BellSouth Corp. 3.86% due 11/18/2005[2]	37,200	37,128
CAFCO, LLC 3.86%-4.13% due 11/23/2005-1/11/2006[2]	140,800	139,985
Clipper Receivables Co., LLC 3.65%-3.98% due 11/10-11/30/2005[2]	167,500	167,162
Coca-Cola Co. 4.00% due 1/9/2006	29,800	29,565
DuPont (E.I.) de Nemours & Co. 3.71%-3.84% due 11/4-11/30/2005	62,150	62,030
Edison Asset Securitization LLC 3.74%-4.00% due 11/4-12/22/2005[2]	123,000	122,600
Federal Home Loan Bank 3.82%-3.94% due 12/16-12/28/2005	198,200	197,012
Freddie Mac 3.81%-3.99% due 12/22/2005-1/10/2006	119,800	119,029
Gannett Co. 3.74%-3.87% due 11/3-12/1/2005[2]	106,600	106,397
Illinois Tool Works Inc. 3.92% due 11/21/2005	50,000	49,886
International Bank for Reconstruction and Development 3.61%-3.65% due 11/8-12/19/2005	100,000	99,703
Kimberly-Clark Worldwide Inc. 3.78%-3.85% due 11/14-11/18/2005[2]	62,100	61,992
Medtronic Inc. 3.73% due 11/1/2005[2]	11,300	11,299
NetJets Inc. 3.70% due 11/7/2005[2]	20,000	19,986
Park Avenue Receivables Co., LLC 3.85%-3.91% due 11/17-12/2/2005[2]	90,700	90,468
Preferred Receivables Funding Corp. 3.94% due 12/13/2005[2]	45,600	45,385
PepsiCo Inc. 3.71% due 11/4/2005[2]	15,300	15,294
Pfizer Inc 3.94%-3.955% due 12/5/2005[2]	109,500	109,080
Procter & Gamble Co. 3.63%-3.79% due 11/7-12/15/2005[2]	190,000	189,338
SBC Communications Inc. 3.75% due 11/8/2005[2]	22,400	22,381
Scripps (E.W.) Co. 3.84%-3.87% due 11/30-12/14/2005[2]	25,000	24,898
Tennessee Valley Authority 3.63%-3.895% due 11/17-12/22/2005	149,100	148,468
Triple-A One Funding Corp. 3.80%-3.99% due 11/2-11/22/2005[2]	54,361	54,292
U.S. Treasury Bills 3.349%-3.415% due 12/1-12/22/2005	7,100	7,074
Variable Funding Capital Corp. 3.80%-3.94% due 12/7-12/16/2005[2]	75,000	74,660
Wal-Mart Stores Inc. 3.63%-3.89% due 11/8-12/13/2005[2]	186,400	185,874
Wells Fargo & Co. 3.73% due 11/2/2005	75,000	75,000

Total short-term securities (cost: $2,662,583,000)		2,662,501

Total investment securities (cost: $14,036,051,000)		16,289,781
Other assets less liabilities		30,047

Net assets		$16,319,828

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
2Restricted security that can be resold only to institutional investors. In practice, this security is typically as liquid as unrestricted securities in the portfolio. The total value of all restricted securities was $1,561,314,000, which represented 9.57% of the net assets of the fund.

MFGEFP-903-1205-S4501

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
American Mutual Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Mutual Fund, Inc. (the “Fund”) as of October 31, 2005, and for the year then ended and have issued our report thereon dated December 8, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
December 8, 2005
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND, INC.

By /s/ James K. Dunton
James K. Dunton, Vice Chairman and PEO

Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James K. Dunton
James K. Dunton, Vice Chairman and PEO

Date: January 6, 2006

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and PFO

Date: January 6, 2006